SUPPLEMENT DATED DECEMBER 19, 2002 TO THE
PROSPECTUS FOR PACIFIC FUNDS DATED JULY 1, 2002

This supplement changes the Pacific Funds prospectus dated July 1, 2002 to reflect the following, and must be preceded or accompanied by the prospectus.
PF PIMCO Inflation Managed Fund is added to Pacific Funds beginning December 31, 2002.
About the funds is amended by adding pages 2 and 3 of this supplement describing the PF PIMCO Inflation Managed Fund. References to Pacific Funds’ 14 funds throughout the prospectus are changed to refer to 15 funds.

An overview of the Pacific Funds is amended
The first sentence of An Overview of the Pacific Funds is changed to read: This table is a summary of the goals, main investments and risks of each of the 15 funds.

The chart is amended to add the following:

FUNDS	INVESTMENT GOAL	MAIN INVESTMENTS	MAIN RISKS
PF PIMCO Inflation Managed Fund	Maximize total return consistent with prudent investment management.
Inflation-indexed bonds of varying maturities issued by the U.S. and non U.S. governments, their agencies and government sponsored enterprises, and corporations, forward contracts and derivative instruments relating to such securities.
Changes in interest and inflation rates, credit, foreign investments, derivatives and forward commitments and mortgage-related securities.

The Fees and expenses section is updated to include the PF PIMCO Inflation Managed Fund, as follows:

Shareholder fees		Maximum Sales Charge on your investment (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or redemption price, whichever is less)

	Class A	5.50%[1]	None[2]
	Class B	None	5.00%[3]
	Class C	1.00%	1.00%[4]

[1]  Sales charge is reduced for purchases of $50,000 or more. See page 47 in the prospectus.

2  A contingent deferred sales charge (CDSC) of 1% is assessed on redemptions of Class A shares within 1 year of purchase if the purchase was part of an investment of $1 million or more (when there was no initial sales charge).

3  A CDSC is imposed upon the sale of your shares within 7 years from purchase. The fee has scheduled reductions after the first year. See page 48 in the prospectus.

4  A CDSC is imposed upon the sale of your shares within 1 year from purchase.

The annual operating expenses table is amended to add the following information:

Fund	Advisory Fees	Distribution And Service (12b-1) Fees[1]			Other Expenses[2]	Total Annual Operating Expenses			Fee Waiver By Adviser[3]			Net Operating Expenses

		Class A	Class B	Class C		Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

PF PIMCO Inflation Managed	0.60%	0.50%	1.00%	1.00%	3.14%	4.24%	4.74%	4.74%	(2.69%)	(2.69%)	(2.69%)	1.55%	2.05%	2.05%

[1]
Over time, distribution fees paid out of the fund’s assets on an ongoing basis will increase the cost of your investment and may cost you more than paying other types of sales charges, and long-term shareholders may pay more than the equivalent of the maximum front-end sales charge allowable.

[2]
Other expenses include the fee paid to Pacific Life for providing or procuring for the fund administrative services, transfer agency services, and shareholder services, at an annual rate of 0.35% of the fund’s average daily net assets, plus custodial, legal, accounting and miscellaneous support services.

[3]
To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees, administration fees, or otherwise reimburse the fund for operating expenses (including organizational expenses, but not including investment advisory fees; 12b-1 distribution and service fees; foreign taxes on dividends, interest, or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation; and other expenses not incurred in the ordinary course of the fund’s business) that exceed an annual rate based on a percentage of the fund’s average daily net assets. The expense cap for the fund is 0.45% through 6/30/05. Such waiver or reimbursement s subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the fund, but not above the expense cap. There is no guarantee that Pacific Life will continue to cap expenses after 6/30/05.

Examples is amended to add the following information:

	Your expenses (in dollars) if you sell your shares at the end of each period						Your expenses (in dollars) if you don’t sell your shares at the end of each period

	1 Year			3 Years			1 Year			3 Years

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

PF PIMCO Inflation Managed	699	708	406	1,013	1,043	736	699	208	306	1,013	643	736

ABOUT THE FUNDS	PF PIMCO INFLATION MANAGED FUND

The investment goal	This fund seeks to maximize total return consistent with prudent investment management.

What the fund invests in

Total return is made up of coupon income plus any gains or losses in the value of the fund’s securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates.

The factors that will most influence the fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.)

This fund may invest up to:
•20% of its assets in foreign investments denominated in foreign currencies.
•10% of its assets in lower-rated,
high-yield (“junk”) bonds.

The fund’s principal investment strategy is to invest its assets in fixed income securities. Normally, the fund focuses on investment in inflation-indexed bonds such as Treasury Inflation Protection Securities (“TIPS”) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to 80-90% of the net assets of the fund. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall. Principal investments may include:

•inflation-indexed bonds issued by the U.S. government, its agencies, government-sponsored enterprises, non-U.S. governments and U.S. and foreign companies;
•mortgage-related securities, including stripped mortgage-related securities;
•other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments; and
•derivative instruments and forward commitments relating to the above securities.

When selecting securities, the manager:

•decides what duration to maintain. The manager uses duration management as a fundamental part of the management strategy for this fund. Generally, the manager expects the fund’s average duration to be within 3 years (plus or minus) of the fund’s benchmark index duration.
•decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.
•chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.
•frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the fund’s investment goal. The manager may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the fund is expected to be invested in forward purchase commitments on inflation-indexed bonds.

Risks you should be aware of	Since the PF PIMCO Inflation Managed Fund principally invests in fixed income securities, it may be affected by the following risks, among others:
When real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation- indexed bonds is expected to change in response to changes in nominal interest rates. As nominal interest rates go up, the value of such bonds will tend to go down.

•changes in interest and inflation rates – the value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Bonds with longer durations tend to be more sensitive to changes in interest rates, giving them more price volatility than bonds with shorter durations. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.
•credit – the fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. The fund may invest in high yield (“junk”) bonds, which have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated but are of comparable quality. High yield bonds are especially subject to credit risk during periods of economic uncertainty or downturns, and are considered to be mostly speculative in nature.

PF PIMCO INFLATION MANAGED FUND

Risks you should be aware of

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.
• derivatives and forward commitments – derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns and increase the fund’s volatility. Derivatives and forward commitments are particularly sensitive to counterparty risk.
• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the fund will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

(continued)

The fund engages in active and frequent trading, which could result in higher trading costs, reduced performance, and increased taxes.

The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

Who manages the fund

John B. Brynjolfsson, CFA, executive vice president, joined PIMCO in 1990. He is the portfolio manager of similar funds advised by PIMCO. Mr. Brynjolfsson has 14 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He has a bachelor’s degree from Columbia College and an MBA from the MIT Sloan School of Management.

You’ll find more about PIMCO on page 53 of the prospectus.

The PF PIMCO Inflation Managed Fund is managed by Pacific Investment Management Company LLC (PIMCO).
PERFORMANCE OF COMPARABLE ACCOUNTS
This fund has no historical performance to report because it started on December 31, 2002. The chart to the right shows the historical performance of a composite of PIMCO Real Return Full Authority Accounts. Each of the 4 advisory accounts in the composite, including 3 mutual funds as of 12/31/01 and 9/30/02, has investment objectives, policies and strategies that are substantially similar to those of the PF PIMCO Inflation Managed Fund.

The composite performance shows the historical track record of the fund manager and is not intended to imply how the PF PIMCO Inflation Managed Fund has performed or will perform. Total returns represent past performance of the composite and not the PF PIMCO Inflation Managed Fund.

This chart does not show you the performance of the PF PIMCO Inflation Managed
Fund — it shows the performance of similar accounts managed by PIMCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2001

	Year/Period	PIMCO Real Return Full Authority Composite (%)[1]	Lehman Brothers Global/Real: U.S. TIPS Index (%)[2]

	1/1/02 – 9/30/02 (not annualized) 2001 2000 1999 1998 19973	15.73 8.74 13.48 5.71 5.21 3.03	15.94 7.90 13.18 2.36 3.95 2.08

	1 year 3 years Since Inception3	8.74 9.27 7.43	7.90 7.72 5.98

1  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The PF PIMCO Inflation Managed Fund’s fees and expenses may be higher than those reflected in this composite which would reduce performance. Accounts in the composite other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds and which the PF PIMCO Inflation Managed Fund will pay. If these expenses were included, returns would be lower. The composite does not reflect the deduction of mutual fund sales loads, if applicable. If sales loads were reflected, the annualized returns for the one and three year and since inception periods ending 12/31/01 would have been 5.50%, 8.16%, and 7.03%, respectively.

2  The Lehman Brothers Global/Real: U.S. TIPS Index (formerly called the Lehman Brothers Inflation Linked Treasury Index), an index of all outstanding Treasury inflation protected securities (TIPS issued by the U.S. government). Results include reinvested dividends.

3  The inception date of the composite was 3/1/97. Total returns and expenses are not annualized for the first year of operations.

Performance of Comparable Accounts

The following information is added under the heading “Performance of comparable accounts” on the page numbers indicated in the Prospectus with respect to each of the funds set forth below.

This information does not show you the performance of the Pacific Funds—it shows the performance of similar accounts managed by the portfolio managers of the Pacific Funds and is being included in this supplement for the purpose of updating the similar account performance presentations in the Prospectus.

Please refer to the text and notes on the page numbers indicated and the text under the heading “About the composites” on page 36 of the prospectus for information about the similar account performance presentations, including information about how the figures were calculated. The footnote numbers below correspond to the footnotes on the prospectus pages indicated.

Total return of comparable accounts and benchmark for the period 1/1/2002 through 9/30/2002 (not annualized).

FUND	COMPARABLE ACCOUNT(S)		BENCHMARK
PF AIM Blue Chip Fund (page 9)	AIM-Managed Mutual Fund, Class A1	(33.98)%	S&P 500 Index[2]	(28.16)%

PF AIM Aggressive Growth Fund (page 11)	AIM-Managed Mutual Fund, Class A1	(30.20)%	Russell 2500 Index[2]	(22.92)%

PF INVESCO Health Sciences Fund (page 13)	INVESCO Health Sciences Composite[1] (consisting of 2 mutual funds as of 9/30/02)	(20.96)%	S&P 500 Index[2]	(28.16)%

PF INVESCO Technology Fund (page 15)	INVESCO Technology Composite[1] (consisting of 2 mutual funds as of 9/30/02)	(53.89)%	S&P 500 Index[2]	(28.16)%

PF Janus Strategic Value Fund (page 17)	Janus Strategic Value Composite[1] (consisting of 8 advisory accounts, including 5 mutual funds as of 9/30/02)	(25.61)%	S&P 500 Index[2]	(28.16)%

PF Janus Diversified Growth Fund (page 19)	Janus Diversified Growth Composite[1] (consisting of 35 advisory accounts, including 12 mutual funds as of 9/30/02)	(32.82)%	S&P 500 Index[2]	(28.16)%

PF Lazard International Value Fund (page 21)	Lazard International Equity Select Composite[1] (consisting of 231 advisory accounts, including 6 mutual funds as of 9/30/02)	(18.65)%	MSCI EAFE Index[2]	(20.79)%

PF MFS Mid-Cap Growth Fund (page 23)	MFS Mid-Cap Growth Composite[1] (consisting of 27 advisory accounts, including 4 mutual funds as of 9/30/02)	(50.64)%	Russell Midcap Growth Index[2]	(33.50)%

PF MFS Global Growth Fund (page 25)	MFS Global Growth Composite[1] (consisting of 6 advisory accounts, including 3 mutual funds as of 9/30/02)	(22.07)%	MSCI All Country World Free Index[2]	(24.87)%

PF PIMCO Managed Bond Fund (page 27)	PIMCO Total Return Full Authority Accounts[1] (consisting of 255 advisory accounts, including 24 mutual funds as of 9/30/02)	7.01%	Lehman Brothers Government/Credit Index[2]	9.14%

PF Pacific Life Money Market Fund (page 29)	Pacific Select Fund Money Market Portfolio[1]	1.10%	Merrill Lynch 3-Month U.S. T-Bill Index[2]	1.35%

PF Putnam Equity Income Fund (page 31)	Putnam managed Mutual Fund, Class A1	(20.10)%	Russell 1000 Value Index[2]	(22.65)%

PF Putnam Research Fund (page 33)	Putnam Research Composite[1] (consisting of 2 mutual funds as of 9/30/02)	(29.16)%	S&P 500 Index[2]	(28.16)%

PF Salomon Brothers Large- Cap Value Fund (page 35)	Salomon Brothers Strategic Large-Cap Composite[1] (consisting of 9 advisory accounts, including 2 mutual funds as of 9/30/02)	(30.13)%	S&P 500 Index[2]	(28.16)%

ABOUT THE FUNDS
Although the fundamental policy of the PF MFS Mid Cap Growth Fund and the PF MFS Global Growth Fund permits them to be “non-diversified”, the manager is currently managing them as though they were diversified funds.

The following information in the who manages the fund section is changed as noted below.
PF Lazard International Value Fund	Information regarding Ronald J. Saba is deleted.
PF Putnam Equity Income Fund
The following information is added:

Bartlett R. Geer is a senior vice president of Putnam. He joined Putnam in 2000 and was previously associated with State Street Research & Management.

Jeanne L. Mockard is a senior vice president of Putnam. She has been associated with Putnam since 1990.

James M. Prusko is a senior vice president of Putnam. He has been associated with Putnam since 1992.

PF Putman Research Fund	The following information is added: Steve Gorman is a managing director of Putnam. He has been associated with Putnam since 2002.
INFORMATION FOR INVESTORS	Dividends and Distributions is amended to add the following information: PF PIMCO Inflation Managed Fund: • Dividends declared and paid monthly.
MANAGING THE PACIFIC FUNDS
The first paragraph of the Pacific Life section is replaced with the following:

Founded in 1868, Pacific Life provides life and health insurance products, individual annuities, mutual funds, and group employee benefits, and offers to individuals, businesses, and pension plans a variety of investment products and services. Over the past five years, the company has grown from the 20th to the 15th largest life insurance company in the nation, based on assets as of December 31, 2001. The Pacific Life family of companies has business relationships with more than two-thirds of the 100 largest U.S. companies as clients. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

The last sentence of the PIMCO section is changed to read:

PIMCO manages the PF PIMCO Inflation Managed Fund and the PF PIMCO Managed Bond Fund.

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data

		Net Asset Value, Beginning of Period	Net Invest-ment Loss	Net Realized and Unrealized Gain (Loss) on Securities	Total from Investment Operations	Dividends from Net Invest-ment Income	Distri-butions from Capital Gains	Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return (1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Loss After Expense Reductions to Average Net Assets (2), (3)		Ratio of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)		Portfolio Turnover Rate

PF AIM Blue Chip Fund
Class A:	9/30/2002 (Unaudited)	$10.96	($0.04)	($3.13)	($3.17)	$—	$—	$—	$—	$7.79	(28.92%	)	$7,354	1.90%	3.90%	(0.77%	)	(2.77%	)	25.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.06	1.01	(0.03)	(0.02)	—	(0.05)	10.96	10.09%		10,867	1.90%	5.99%	(0.92%	)	(5.01%	)	12.63%

Class B:	9/30/2002 (Unaudited)	$10.94	($0.04)	($3.14)	($3.18)	$—	$—	$—	$—	$7.76	(29.07%	)	$125	2.40%	4.40%	(1.27%	)	(3.27%	)	25.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.02)	(0.02)	—	(0.04)	10.94	9.79%		43	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

Class C:	9/30/2002 (Unaudited)	$10.93	($0.06)	($3.11)	($3.17)	$—	$—	$—	$—	$7.76	(29.00%	)	$633	2.40%	4.40%	(1.27%	)	(3.27%	)	25.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.06	0.98	(0.03)	(0.02)	—	(0.05)	10.93	9.74%		154	2.40%	6.49%	(1.42%	)	(5.51%	)	12.63%

PF AIM Aggressive Growth Fund
Class A:	9/30/2002 (Unaudited)	$11.63	($0.09)	($3.01)	($3.10)	$—	$—	$—	$—	$8.53	(26.74%	)	$5,015	1.95%	4.07%	(1.67%	)	(3.79%	)	40.86%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.09)	1.81	1.72	(0.02)	(0.07)	—	(0.09)	11.63	17.21%		7,654	1.95%	6.84%	(1.67%	)	(6.56%	)	44.75%

Class B:	9/30/2002 (Unaudited)	$11.61	($0.08)	($3.04)	($3.12)	$—	$—	$—	$—	$8.49	(26.87%	)	$19	2.45%	4.57%	(2.17%	)	(4.29%	)	40.86%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.80	1.68	—	(0.07)	—	(0.07)	11.61	16.84%		12	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

Class C:	9/30/2002 (Unaudited)	$11.61	($0.07)	($3.04)	($3.11)	$—	$—	$—	$—	$8.50	(26.79%	)	$57	2.45%	4.57%	(2.17%	)	(4.29%	)	40.86%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	1.81	1.69	(0.01)	(0.07)	—	(0.08)	11.61	16.91%		25	2.45%	7.34%	(2.17%	)	(7.06%	)	44.75%

PF INVESCO Health Sciences Fund
Class A:	9/30/2002 (Unaudited)	$9.89	($0.07)	($1.45)	($1.52)	$—	$—	$—	$—	$8.37	(15.37%	)	$6,096	2.05%	3.69%	(1.47%	)	(3.12%	)	68.97%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	(0.02)	(0.09)	—	—	(0.02)	(0.02)	9.89	(0.92%	)	7,854	2.05%	4.82%	(1.43%	)	(4.20%	)	22.74%

Class B:	9/30/2002 (Unaudited)	$9.86	($0.09)	($1.45)	($1.54)	$—	$—	$—	$—	$8.32	(15.62%	)	$40	2.55%	4.19%	(1.97%	)	(3.62%	)	68.97%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)	—	—	(0.02)	(0.02)	9.86	(1.22%	)	37	2.55%	5.32%	(1.93%	)	(4.70%	)	22.74%

Class C:	9/30/2002 (Unaudited)	$9.86	($0.06)	($1.47)	($1.53)	$—	$—	$—	$—	$8.33	(15.52%	)	$81	2.55%	4.19%	(1.97%	)	(3.62%	)	68.97%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.10)	(0.02)	(0.12)	—	—	(0.02)	(0.02)	9.86	(1.22%	)	37	2.55%	5.32%	(1.93%	)	(4.70%	)	22.74%

PF INVESCO Technology Fund
Class A:	9/30/2002 (Unaudited) (4)	$12.47	($0.08)	($6.25)	($6.33)	$—	$—	$—	$—	$6.14	(50.76%	)	$3,520	2.05%	4.50%	(1.85%	)	(4.30%	)	51.15%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.12)	2.59	2.47	—	—	—	—	12.47	24.70%		7,801	2.05%	4.81%	(1.82%	)	(4.58%	)	32.50%

Class B:	9/30/2002 (Unaudited) (4)	$12.44	($0.11)	($6.22)	($6.33)	$—	$—	$—	$—	$6.11	(50.88%	)	$11	2.55%	5.00%	(2.35%	)	(4.80%	)	51.15%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.15)	2.59	2.44	—	—	—	—	12.44	24.40%		47	2.55%	5.31%	(2.32%	)	(5.08%	)	32.50%

Class C:	9/30/2002 (Unaudited) (4)	$12.44	($0.10)	($6.23)	($6.33)	$—	$—	$—	$—	$6.11	(50.88%	)	$23	2.55%	5.00%	(2.35%	)	(4.80%	)	51.15%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.15)	2.59	2.44	—	—	—	—	12.44	24.40%		13	2.55%	5.31%	(2.32%	)	(5.08%	)	32.50%

See explanation of numbers on 9

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each period were as follows:

			Investment Activities			Distributions				Ratios/Supplemental Data

		Net Asset Value, Beginning of Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Invest-ment Opera-tions	Dividends from Net Invest-ment Income	Distributions from Capital Gains	Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return (1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)		Ratio of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)		Portfolio Turnover Rate

PF Janus Strategic Value Fund
Class A:	9/30/2002 (Unaudited) (4)	$11.45	($0.04)	($3.07)	($3.11)	$—	($0.06)	$—	($0.06)	$8.28	(27.21%	)	$5,855	1.90%	3.55%	(0.89%	)	(2.53%	)	22.94%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.54	1.49	(0.04)	—	—	(0.04)	11.45	14.94%		9,002	1.90%	6.26%	(0.84%	)	(5.20%	)	18.71%

Class B:	9/30/2002 (Unaudited) (4)	$11.43	($0.07)	($3.07)	($3.14)	$—	($0.06)	$—	($0.06)	$8.23	(27.52%	)	$105	2.40%	4.05%	(1.39%	)	(3.03%	)	22.94%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.54	1.47	(0.04)	—	—	(0.04)	11.43	14.71%		105	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

Class C:	9/30/2002 (Unaudited) (4)	$11.43	($0.06)	($3.07)	($3.13)	$—	($0.06)	$—	($0.06)	$8.24	(27.43%	)	$84	2.40%	4.05%	(1.39%	)	(3.03%	)	22.94%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	1.53	1.46	(0.03)	—	—	(0.03)	11.43	14.67%		21	2.40%	6.76%	(1.34%	)	(5.70%	)	18.71%

PF Janus Growth LT Fund
Class A:	9/30/2002 (Unaudited)	$10.32	($0.04)	($2.94)	($2.98)	$—	$—	$—	$—	$7.34	(28.88%	)	$6,492	1.70%	3.89%	(0.91%	)	(3.10%	)	61.49%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.04)	0.39	0.35	(0.03)	—	—	(0.03)	10.32	3.50%		9,819	1.70%	6.29%	(0.78%	)	(5.37%	)	64.33%

Class B:	9/30/2002 (Unaudited)	$10.30	($0.05)	($2.94)	($2.99)	$—	$—	$—	$—	$7.31	(29.03%	)	$80	2.20%	4.39%	(1.41%	)	(3.60%	)	61.49%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.03)	—	—	(0.03)	10.30	3.27%		57	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

Class C:	9/30/2002 (Unaudited)	$10.31	($0.05)	($2.95)	($3.00)	$—	$—	$—	$—	$7.31	(29.00%	)	$294	2.20%	4.39%	(1.41%	)	(3.60%	)	61.49%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.07)	0.40	0.33	(0.02)	—	—	(0.02)	10.31	3.33%		84	2.20%	6.79%	(1.28%	)	(5.87%	)	64.33%

PF Lazard International Value Fund
Class A:	9/30/2002 (Unaudited) (4)	$11.09	$0.07	($2.49)	($2.42)	($0.01)	($0.06)	$—	($0.07)	$8.60	(21.91%	)	$6,329	1.80%	3.86%	1.38%		(0.68%	)	7.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.02)	1.14	1.12	(0.03)	—	—	(0.03)	11.09	11.21%		7,817	1.80%	7.07%	(0.35%	)	(5.62%	)	7.11%

Class B:	9/30/2002 (Unaudited) (4)	$11.08	$0.04	($2.47)	($2.43)	($0.02)	($0.06)	$—	($0.08)	$8.57	(22.08%	)	$145	2.30%	4.36%	0.88%		(1.18%	)	7.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.01)	—	—	(0.01)	11.08	10.95%		26	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

Class C:	9/30/2002 (Unaudited) (4)	$11.07	$0.04	($2.46)	($2.42)	($0.02)	($0.06)	$—	($0.08)	$8.57	(22.07%	)	$750	2.30%	4.36%	0.88%		(1.18%	)	7.58%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)	1.14	1.09	(0.02)	—	—	(0.02)	11.07	10.91%		143	2.30%	7.57%	(0.85%	)	(6.12%	)	7.11%

PF MFS Mid-Cap Growth Fund
Class A:	9/30/2002 (Unaudited)	$11.18	($0.06)	($4.76)	($4.82)	$—	($0.84)	$—	($0.84)	$5.52	(44.53%	)	$5,683	1.85%	4.06%	(1.50%	)	(3.71%	)	85.53%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)	1.45	1.37	(0.02)	(0.17)	—	(0.19)	11.18	13.79%		11,383	1.85%	5.33%	(1.44%	)	(4.92%	)	70.54%

Class B:	9/30/2002 (Unaudited)	$11.17	($0.07)	($4.77)	($4.84)	$—	($0.84)	$—	($0.84)	$5.49	(44.66%	)	$111	2.35%	4.56%	(2.00%	)	(4.21%	)	85.53%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.45	1.34	—	(0.17)	—	(0.17)	11.17	13.52%		82	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

Class C:	9/30/2002 (Unaudited)	$11.16	($0.07)	($4.76)	($4.83)	$—	($0.84)	$—	($0.84)	$5.49	(44.71%	)	$477	2.35%	4.56%	(2.00%	)	(4.21%	)	85.53%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.11)	1.46	1.35	(0.02)	(0.17)	—	(0.19)	11.16	13.53%		116	2.35%	5.83%	(1.94%	)	(5.42%	)	70.54%

See explanation of numbers on 9

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each period were as follows:

			Investment Activities				Distributions					Ratios/Supplemental Data

		Net Asset Value, Beginning of Period	Net Invest-ment Income (Loss)		Net Realized and Un-realized Gain (Loss) on Securities	Total from Invest-ment Opera-tions	Dividends from Net Invest-ment Income		Distri-butions from Capital Gains	Return of Capital	Total Distri-butions	Net Asset Value, End of Period	Total Return (1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)		Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Invest-ment Income (Loss) After Expense Re-ductions to Average Net Assets (2), (3)		Ratio of Net Invest-ment Income (Loss) Before Expense Re-ductions to Average Net Assets (2), (3)		Portfolio Turnover Rate

PF MFS Global Growth Fund
Class A:	9/30/2002 (Unaudited)	$11.03	($0.02)		($2.51)	($2.53)	$—		($0.20)	$—	($0.20)	$8.30	(23.18%	)	$5,069	2.05%		8.06%	(0.38%	)	(6.39%	)	75.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.05)		1.10	1.05	(0.01)		(0.01)	—	(0.02)	11.03	10.54%		6,808	2.05%		9.38%	(0.92%	)	(8.25%	)	77.66%

Class B:	9/30/2002 (Unaudited)	$11.01	($0.03)		($2.52)	($2.55)	$—		($0.20)	$—	($0.20)	$8.26	(23.41%	)	$24	2.55%		8.56%	(0.88%	)	(6.89%	)	75.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)		1.10	1.02	—		(0.01)	—	(0.01)	11.01	10.24%		22	2.55%		9.88%	(1.42%	)	(8.75%	)	77.66%

Class C:	9/30/2002 (Unaudited)	$11.01	($0.03)		($2.52)	($2.55)	$—		($0.20)	$—	($0.20)	$8.26	(23.41%	)	$10	2.55%		8.56%	(0.88%	)	(6.89%	)	75.02%
	9/28/2001 - 3/31/2002 (4)	10.00	(0.08)		1.10	1.02	—		(0.01)	—	(0.01)	11.01	10.24%		11	2.55%		9.88%	(1.42%	)	(8.75%	)	77.66%

PF PIMCO Managed Bond Fund
Class A:	9/30/2002 (Unaudited) (4)	$9.85	$0.12		$0.67	$0.79	($0.13)		$—	$—	($0.13)	$10.51	7.91%		$26,497	1.55%		2.70%	2.40%		1.24%		339.85%
	9/28/2001 - 3/31/2002	10.00	0.06		(0.09)	(0.03)	(0.07)		(0.05)	—	(0.12)	9.85	(0.28%	)	33,055	1.55%		2.54%	1.16%		0.17%		522.25%

Class B:	9/30/2002 (Unaudited) (4)	$9.84	$0.10		$0.66	$0.76	($0.11)		$—	$—	($0.11)	$10.49	7.71%		$604	2.05%		3.20%	1.90%		0.74%		339.85%
	9/28/2001 - 3/31/2002	10.00	0.04		(0.10)	(0.06)	(0.05)		(0.05)	—	(0.10)	9.84	(0.55%	)	173	2.05%		3.04%	0.66%		(0.33%	)	522.25%

Class C:	9/30/2002 (Unaudited) (4)	$9.84	$0.10		$0.66	$0.76	($0.11)		$—	$—	($0.11)	$10.49	7.74%		$2,510	2.05%		3.20%	1.90%		0.74%		339.85%
	9/28/2001 - 3/31/2002	10.00	0.04		(0.10)	(0.06)	(0.05)		(0.05)	—	(0.10)	9.84	(0.57%	)	370	2.05%		3.04%	0.66%		(0.33%	)	522.25%

PF Pacific Life Money Market Fund
Class A:	9/30/2002 (Unaudited)	$1.00	$—	(5)	$—	$—	$—	(5)	$—	$—	$—	$1.00	0.33%		$19,081	1.17%	(6)	2.16%	0.65%		(0.35%	)	N/A
	9/28/2001 - 3/31/2002	1.00	—	(5)	—	—	—	(5)	—	—	—	1.00	0.33%		27,056	1.35%		2.59%	0.57%		(0.67%	)	N/A

Class B:	9/30/2002 (Unaudited)	$1.00	$—	(5)	$—	$—	$—	(5)	$—	$—	$—	$1.00	0.08%		$216	1.67%	(6)	2.66%	0.15%		(0.85%	)	N/A
	9/28/2001 - 3/31/2002	1.00	—	(5)	—	—	—	(5)	—	—	—	1.00	0.09%		88	1.85%		3.09%	0.07%		(1.17%	)	N/A

Class C:	9/30/2002 (Unaudited)	$1.00	$—	(5)	$—	$—	$—	(5)	$—	$—	$—	$1.00	0.08%		$444	1.67%	(6)	2.66%	0.15%		(0.85%	)	N/A
	9/28/2001 - 3/31/2002	1.00	—	(5)	—	—	—	(5)	—	—	—	1.00	0.09%		75	1.85%		3.09%	0.07%		(1.17%	)	N/A

PF Putnam Equity Income Fund
Class A:	9/30/2002 (Unaudited)	$10.45	$0.02		($2.70)	($2.68)	($0.05)		$—	$—	($0.05)	$7.72	(25.74%	)	$8,145	1.90%		4.08%	0.47%		(1.71%	)	21.94%
	12/31/2001 - 3/31/2002(4)	10.00	0.01		0.44	0.45	—		—	—	—	10.45	4.50%		10,877	1.90%		5.97%	0.20%		(3.87%	)	10.27%

Class B:	9/30/2002 (Unaudited)	$10.43	$—		($2.69)	($2.69)	($0.05)		$—	$—	($0.05)	$7.69	(25.91%	)	$35	2.40%		4.58%	(0.03%	)	(2.21%	)	21.94%
	12/31/2001 - 3/31/2002(4)	10.00	(0.01)		0.44	0.43	—		—	—	—	10.43	4.30%		13	2.40%		6.47%	(0.30%	)	(4.37%	)	10.27%

Class C:	9/30/2002 (Unaudited)	$10.43	($0.01)		($2.67)	($2.68)	($0.06)		$—	$—	($0.06)	$7.69	(25.82%	)	$225	2.40%		4.58%	(0.03%	)	(2.21%	)	21.94%
	12/31/2001 - 3/31/2002(4)	10.00	(0.01)		0.44	0.43	—		—	—	—	10.43	4.30%		41	2.40%		6.47%	(0.30%	)	(4.37%	)	10.27%

See explanation of numbers on 9

PACIFIC FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each period were as follows:

			Investment Activities			Distributions					Ratios/Supplemental Data

		Net Asset Value, Beginning of Period	Net Invest-ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Securities	Total from Invest-ment Opera-tions	Dividends from Net Invest-ment Income	Distributions from Capital Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets (2), (3)	Ratio of Gross Expenses to Average Net Assets (2), (3)	Ratio of Net Investment Income (Loss) After Expense Reductions to Average Net Assets (2), (3)	Ratio of Net Investment Loss Before Expense Reductions to Average Net Assets (2), (3)	Portfolio Turnover Rate

PF Putnam Research Fund
Class A:	9/30/2002 (Unaudited)	$9.97	($0.02)	($2.86)	($2.88)	($0.02)	$—	$—	($0.02)	$7.07	(28.81%	)	$10,650	1.95%	3.64%	(0.58%)	(2.27%)	76.35%
	12/31/2001-3/31/2002	10.00	(0.01)	(0.02)	(0.03)	—	—	—	—	9.97	(0.30%	)	14,968	1.95%	5.29%	(0.59%)	(3.93%)	56.30%

Class B:	9/30/2002 (Unaudited)	$9.95	($0.04)	($2.85)	($2.89)	($0.01)	$—	$—	($0.01)	$7.05	(29.03%	)	$11	2.45%	4.14%	(1.08%)	(2.77%)	76.35%
	12/31/2001-3/31/2002	10.00	(0.03)	(0.02)	(0.05)	—	—	—	—	9.95	(0.50%	)	10	2.45%	5.79%	(1.09%)	(4.43%)	56.30%

Class C:	9/30/2002 (Unaudited)	$9.95	($0.03)	($2.85)	($2.88)	($0.02)	$—	$—	($0.02)	$7.05	(28.96%	)	$19	2.45%	4.14%	(1.08%)	(2.77%)	76.35%
	12/31/2001-3/31/2002	10.00	(0.03)	(0.02)	(0.05)	—	—	—	—	9.95	(0.50%	)	10	2.45%	5.79%	(1.09%)	(4.43%)	56.30%

PF Salomon Brothers Large-Cap Value Fund
Class A:	9/30/2002 (Unaudited)	$10.92	$0.01	($3.51)	($3.50)	$—	($0.06)	$—	($0.06)	$7.36	(32.19%	)	$12,701	1.80%	2.80%	0.21%	(0.79%)	26.65%
	9/28/2001-3/31/2002 (4)	10.00	(0.01)	0.96	0.95	(0.02)	(0.01)	—	(0.03)	10.92	9.54%		19,748	1.80%	3.93%	(0.14%)	(2.27%)	27.37%

Class B:	9/30/2002 (Unaudited)	$10.91	($0.01)	($3.51)	($3.52)	$—	($0.06)	$—	($0.06)	$7.33	(32.41%	)	$213	2.30%	3.30%	(0.29%)	(1.29%)	26.65%
	9/28/2001-3/31/2002 (4)	10.00	(0.03)	0.97	0.94	(0.02)	(0.01)	—	(0.03)	10.91	9.38%		151	2.30%	4.43%	(0.64%)	(2.77%)	27.37%

Class C:	9/30/2002 (Unaudited)	$10.90	($0.01)	($3.50)	($3.51)	$—	($0.06)	$—	($0.06)	$7.33	(32.34%	)	$929	2.30%	3.30%	(0.29%)	(1.29%)	26.65%
	9/28/2001-3/31/2002 (4)	10.00	(0.03)	0.96	0.93	(0.02)	(0.01)	—	(0.03)	10.90	9.30%		243	2.30%	4.43%	(0.64%)	(2.77%)	27.37%

(1)	Total return not annualized for periods less than one full year. Calculation does not include the effect of any sales charges for Classes A, B and C.
(2)
Net expenses are after adviser expense reimbursements as discussed in Note 6 to the Financial Statements. Gross expenses used in calculating the ratios of gross and net investment income (loss) to average daily net assets are grossed up by the adviser expense reimbursements.

(3)	Annualized for periods of less than one full year.
(4)	Per share investment income has been calculated using the monthly average shares method.
(5)	Amount represents less than $0.01 per share.
(6)	The expense cap for the PF Pacific Life Money Market Fund is 0.05% for the period 7/1/02 - 6/30/03 and 0.45% thereafter through 6/30/05.

Supplement dated December 19, 2002 to the Statement of Additional Information for
Pacific Funds dated July 1, 2002

This supplement revises Pacific Funds Statement of Additional Information (SAI) to reflect the following:

The PF PIMCO Inflation Managed Fund is added to the group of funds classified as diversified, which are listed in the first paragraph of the cover page to the SAI.

Under ADDITIONAL INVESTMENT POLICIES OF PACIFIC FUNDS, the following is added:

PF MFS Mid-Cap Growth Fund

The first paragraph is replaced with the following:

The Fund is classified as a non-diversified fund. The Fund reserves the right to become a diversified fund by limiting the investment in which more than 5% of its assets are invested. The Manager is currently managing this Fund as though it was a diversified fund.

PF MFS Global Growth Fund

The second paragraph is replaced with the following:

The Fund is classified as a non-diversified fund. The Fund reserves the right to become a diversified fund by limiting the investment in which more than 5% of its assets are invested. The Manager is currently managing this Fund as though it was a diversified fund.

PF PIMCO Inflation Managed Fund

In addition to its investments in inflation-indexed bonds and fixed income securities, as described in the Prospectus, the Fund may invest in the following: corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or better by Moody’s or B or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Fund will not invest more than 10% of its assets in securities rated Baa to B by Moody’s or BBB to B by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Fund may also invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; Brady bonds; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. The Fund may invest up to 5% of its net assets in event-linked bonds.

The Fund may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may engage in short sales and short sales against the box. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. In addition, the Fund may invest up to 20% of its assets in foreign denominated debt securities of foreign issuers. This limit does not apply to dollar-denominated foreign securities including ADRs.

Under SECURITIES AND INVESTMENT TECHNIQUES, the following is added:

Under the subsection Swap Agreements and Options on Swap Agreements the following paragraph is added after the second paragraph:

For purposes of applying a Fund’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), the Fund will value the swap at its notional amount.

Under INVESTMENT RESTRICTIONS, the following change is made:

Under the subsection Nonfundamental Investment Restrictions, the PF PIMCO Inflation Managed Fund is added to the group of Funds excepted from restriction (ii).

Under ORGANIZATION AND MANAGEMENT OF THE FUND, the following changes are made:

The first sentence is replaced with the following:

The Pacific Funds was organized as a Delaware business trust on May 21, 2001, and currently consists of fifteen separate Funds.

The subsections Compensation and Independent Trustees is replaced with the following:

The following table illustrates the aggregate compensation paid to the Independent Trustees by Pacific Funds, pension or retirement benefits accrued, annual benefits upon retirement and total compensation paid to these Trustees, estimated for the period April 1, 2002 through March 31, 2003.

Name and Position	Aggregate Compensation from Fund(1)		Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(1)(2)
Lucie H. Moore, Trustee	$27,500	(3)	0	0	$112,202
Richard L. Nelson, Trustee	$29,250	(4)	0	0	$169,252
Lyman W. Porter, Trustee	$28,500		0	0	$167,400
Alan Richards, Trustee	$29,366		0	0	$169,368

(1)
Pacific Funds was organized on May 21, 2001, therefore a full fiscal year of compensation information is not available. Accordingly, the table reflects estimated compensation from Pacific Funds for the period April 1, 2002 through March 31, 2003, the current fiscal year.

(2)	Compensation paid by the other funds in the Fund Complex is estimated for the period April 1, 2002 through March 31, 2003.

(3)	Ms. Moore elected to defer $19,000 of the $27,500.

(4)	Mr. Nelson elected to defer $19,750 of the $29,250.

Under the subsection Factors Considered in Approving the Investment Advisory Agreement the first paragraph is replaced with the following:

The Investment Advisory Agreement with Pacific Life and the Fund Management Agreements with each of the Managers currently in effect (the “Agreements”) were approved or renewed for the Fund by the Fund’s Board of Trustees, including the Independent Trustees. Pacific Life and the Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to the relevant matters.

2

Under the subsection Investment Adviser, the fifth paragraph is amended by adding the following before the last sentence:

An Addendum to the Advisory Contract for the PF PIMCO Inflation Managed Fund was approved by the Board of Trustees, including a majority of Trustees who are not parties to the Advisory Contract, or interested persons of such parties at its meeting on October 2, 2002, and by the sole shareholder of that Fund on December 18, 2002.

The sixth paragraph is amended by deleting the third sentence from the end of the paragraph and replacing it with the following:

For the PF PIMCO Inflation Managed Fund and PF PIMCO Managed Bond Fund, the Fund pays .60% of the average daily net assets of each of the Funds.

Under the subsection Fund Management Agreements:

The following paragraph is added to the Janus description:

Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Management Inc. (“JCMI”). JCMI will be a publicly-traded holding company with principal operations in financial asset management businesses. Subsequent to the merger, Janus Capital Management LLC (“JCM”) will be a direct subsidiary of JCMI and JCMI will own approximately 92% of JCM, with the remaining 8% held by certain JCM employees. The transaction is expected to be completed as of December 31, 2002.

The first paragraph that begins the PIMCO description is replaced with the following:

Pursuant to a Management Agreement among Pacific Funds, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Manager and provides investment advisory services to the PF PIMCO Managed Bond Fund and PF PIMCO Inflation Managed Fund. For the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the combined average daily net assets of the PF PIMCO Managed Bond and PF PIMCO Inflation Managed Funds and the Inflation Managed and Managed Bond Portfolios of the Pacific Select Fund.

Under FUND TRANSACTIONS AND BROKERAGE, the following change is made:

Under the subsection Fund Turnover, the last paragraph is replaced with the following:

The fund turnover rates are not expected to exceed: 0% for the PF Pacific Life Money Market Fund; 1000% for PF PIMCO Inflation Managed Fund; 400% for the PF PIMCO Managed Bond Fund; 200% for the PF INVESCO Health Sciences, PF INVESCO Technology Funds and PF Putnam Research; less than 100% for the PF Lazard International Value Fund; and 150% for all other Funds. For Funds other than the PF Pacific Life Money Market Fund, fund turnover could be greater in periods of unusual market movement and volatility.

Under OTHER INFORMATION, the following change is made:

Under the subsection Capitalization, the following is added before the last sentence of the last paragraph:

Estimated expenses incurred in connection with the organization and establishment of PF PIMCO Inflation Managed Fund and the public offering of that Fund’s shares were approximately $25,000.

The subsection Control Persons and Principal Holders of Securities, is updated as follows:

As of December 31, 2002, PAM held of record 100% of the outstanding shares of beneficial interest of the PF PIMCO Inflation Managed Fund, and therefore may be deemed to control that fund. A control position may enable the shareholder to take actions regarding the fund without the consent or approval of other shareholders.

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As of November 29, 2002, Pacific Asset Management LLC (a limited liability company organized under the laws of the state of Delaware), 700 Newport Center Drive, Newport Beach, CA 92660, a wholly-owned subsidiary of Pacific Life (PAM) held of record more than 25% of each Fund’s outstanding shares of beneficial interest as noted below, and therefore may be deemed to control that Fund. A control position may enable the shareholder to take actions regarding the relevant Fund without the consent or approval of other shareholders.

Fund	Percent
PF AIM Blue Chip Fund	44.85

PF AIM Aggressive Growth Fund	84.08

PF INVESCO Health Sciences Fund	62.95

PF INVESCO Technology Fund	86.77

PF Janus Strategic Value Fund	70.25

PF Janus Growth LT Fund	53.18

PF Lazard International Value Fund	54.71

PF MFS Mid-Cap Growth Fund	46.99

PF MFS Global Growth Fund	83.60

PF Pacific Life Money Market Fund	27.26

PF Putnam Equity Income Fund	89.08

PF Putnam Research Fund	99.39

PF Salomon Brothers Large-Cap Value Fund	26.13

As of November 29, 2002, the shareholders listed below held of record 5% or more of a class of a Fund’s outstanding shares of beneficial interest. With the exception of PAM and Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998 (DLJ), and unless otherwise noted, each shareholder’s mailing address is c/o PFPC Trust Company, 4400 Computer Drive, Westborough, MA 01581.

PF AIM Blue Chip Fund
51.97% of Class A shares were held by PAM.
9.11% of Class B shares were held by Pacific Funds 529 Plan College Savings Trust (PF 529 Plan)
(FBO Dr. Alan V. Stansfield).
7.78% of Class B shares were held by PF 529 Plan (FBO Robert T. Braun).
7.26% of Class B shares were held by Ronald L. Westrom.
6.18% of Class B shares were held by PFPC (FBO John L. Roschay)
5.00% of Class B shares were held by PFPC (FBO Ike L. Harmon)
6.05% of Class C shares were held by Richard R. Pavek & Agnes M. Pavek JTNROS, (Richard R. Pavek).
5.44% of Class C shares were held by PFPC (FBO Donald G. Conder).

PF AIM Aggressive Growth Fund
85.43% of Class A shares were held by PAM.
44.58% of Class B shares were held by PF 529 Plan (FBO Phu L. Banh and Mary T. Banh).
23.88% of Class B shares were held by PAM.
8.39% of Class B shares were held by PFPC (FBO Jon Kocheran).
6.42% of Class B shares were held by Sheila H. Cart.
26.09% of Class C shares were held by PFPC (FBO John K. Jones).
14.06% of Class C shares were held by PF 529 Plan (FBO Royce E. Hoskins and Kari Hoskins).
13.19% of Class C shares were held by PAM.
9.48% of Class C shares were held by PF 529 Plan (FBO Carl E. Garrison III and Sheila R. Garrison).

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PF INVESCO Health Sciences Fund
64.32% of Class A shares were held by PAM.
13.32% of Class B shares were held by PF 529 Plan (FBO Phu L. Banh).
12.70% of Class B shares were held by PFPC (FBO Sharon R. Roschay).
11.79% of Class B shares were held by PAM.
11.76% of Class B shares were held by DLJ.
7.25% of Class B shares were held by Michael Nicoletti.
6.58% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
6.05% of Class B shares were held by PF 529 Plan (FBO Michael J. Ferris).
5.64% of Class B shares were held by Claudette M. Gaujot Turner.
26.97% of Class C shares were held by DLJ.
14.72% of Class C shares were held by PFPC (FBO John K. Jones).
11.36% of Class C shares were held by PFPC (FBO Bill F. Fratzke).
10.44% of Class C shares were held by PF 529 Plan (FBO Royce E. Hoskins and Kari Hoskins).
8.59% of Class C shares were held by PAM.
6.47% of Class C shares were held by PF 529 Plan (FBO Carl E. Garrison III and Sheila R. Garrison).

PF INVESCO Technology Fund
87.67% of Class A shares were held by PAM.
45.57% of Class B shares were held by PAM.
32.34% of Class B shares were held by DLJ.
20.03% of Class B shares were held by PFPC (FBO Sharon R. Roschay).
20.47% of Class C shares were held by PF 529 Plan (FBO Royce E. Hoskins and Kari Hoskins).
20.32% of Class C shares were held by Matthew J. Williams.
16.87% of Class C shares were held by PAM.
15.92% of Class C shares were held by PF 529 Plan (FBO Carl E. Garrison III and Sheila R. Garrison).
5.53% of Class C shares were held by Patricia A. Patten.

PF Janus Strategic Value Fund
72.57% of Class A shares were held by PAM.
55.59% of Class B shares were held by DLJ.
7.13% of Class B shares were held by PF 529 Plan (FBO Phu L. Banh and Mary T. Banh).
6.74% of Class B shares were held by PAM.
5.42% of Class B shares were held by PFPC (FBO Sharon R. Roschay).
16.21% of Class C shares were held by Sterling Trust Company (FBO Richard L. Galer).
13.66% of Class C shares were held by PFPC (FBO Bill F. Fratzke).
13.29% of Class C shares were held by Sterling Trust Company (FBO Cheri C. Galer).
12.51% of Class C shares were held by Sterling Trust Company (FBO Mathew Sneed).
6.70% of Class C shares were held by PF 529 Plan (FBO Carl E. Garrison III and Sheila R. Garrison).
6.07% of Class C shares were held by Mesirow Financial Inc.
9.31% of Class C shares were held by PAM.

PF Janus Growth LT Fund
57.34% of Class A shares were held by PAM.
19.24% of Class B shares were held by DLJ.
9.26% of Class B shares were held by PF 529 Plan (FBO Dr. Alan V. Stansfield).
6.21% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
5.13% of Class B shares were held by PAM.
5.29% of Class B shares were held by PF 529 Plan (FBO Robert T. Braun).
7.22% of Class C shares were held by DLJ.
5.88% of Class C shares were held by BNY Clearing Services LLC.

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PF Lazard International Value Fund
66.16% of Class A shares were held by PAM.
10.31% of Class B shares were held by PF 529 Plan (FBO Dr. Alan V. Stansfield).
8.03% of Class B shares were held by PF 529 Plan (FBO Robert T. Braun).
6.75% of Class B shares were held by DLJ.
6.32% of Class B shares were held by PFPC (FBO John L. Roschay).
5.35% of Class B shares were held by Ronald L. Westrom.
6.79% of Class C shares were held by Richard R. Pavek.

PF MFS Mid-Cap Growth Fund
53.95% of Class A shares were held by PAM.
10.71% of Class B shares were held by Mary Joe Zehntner.
10.70% of Class B shares were held by PF 529 Plan (FBO Dr. Alan V. Stansfield).
7.83% of Class B shares were held by PF 529 Plan (FBO Robert T. Braun).
5.98% of Class B shares were held by PFPC (FBO John L. Roschay).
5.10% of Class B shares were held by PF 529 Plan (FBO Michael J. Ferris).

PF MFS Global Growth Fund
83.93% of Class A shares were held by PAM.
41.33% of Class B shares were held by DLJ.
32.40% of Class B shares were held by PAM.
19.13% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
14.77% of Class B shares were held by PFPC (FBO Ike L. Harmon).
12.04% of Class B shares were held by PFPC (FBO Mike A. Messelt).
58.61% of Class C shares were held by PAM.
26.60% of Class C shares were held by PF 529 Plan (FBO Ryan Edward Timar, Kathleen Patricia Timar, and Kelly Elizabeth Timar).
7.29% of Class C shares were held by Gary Flur.
5.14% of Class C shares were held by Albert Regan (FBO Reagan Marie Powers).

PF PIMCO Managed Bond Fund
21.59% of Class A shares were held by PAM.
8.10% of Class B shares were held by Ronald L. Westrom.
6.06% of Class B shares were held by PFPC (FBO Kevin S. Loper).
19.13% of Class B shares were held by PFPC (FBO Barbara J. Skromme).
5.60% of Class B shares were held by First Clearing Corporation, 48 Crown Avenue, Staten Island, NY 10312-2341 (FBO Arlene Marchese).
7.73% of Class C shares were held by Minerva A. Toomey.
5.56% of Class C shares were held by Richard R. Pavek.

PF Pacific Life Money Market Fund
29.39% of Class A shares were held by PAM.
15.73% of Class A shares were held by LaSalle Bank, 135 S. LaSalle, Room 1825, Chicago, IL
(FBO Lawrence Scinto).
13.35% of Class B shares were held by PF 529 Plan (FBO Shela Elizabeth Harris and Dylan T. Harris).
11.35% of Class B shares were held by PFPC (FBO Duane Vlasak).
10.59% of Class B shares were held by PFPC (FBO Kevin S. Loper).
10.06% of Class B shares were held by PFPC (FBO William A. Wyatt).
8.37% of Class B shares were held by Ronald L. Westrom.
19.05% of Class C shares were held by Minerva A. Toomey.
9.45% of Class C shares were held by PFPC (FBO Donald G. Conder)
8.04% of Class C shares were held by Minerva A. Toomey and Keith R. Toomey
(FBO Richard D. Toomey Family Trust).

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PF Putnam Equity Income Fund
93.73% of Class A shares were held by PAM.
6.75% of Class B shares were held by PAM.
10.52% of Class B shares were held by PF 529 Plan (FBO Michael J. Ferris).
8.65% of Class B shares were held by PF 529 Plan (FBO Robert T. Braun).
7.83% of Class B shares were held by Richard R. Budnick.
7.40% of Class B shares were held by PF 529 Plan (FBO Dr. Alan V. Stansfield).
6.65% of Class B shares were held by PFPC (FBO John L. Roschay).
5.64% of Class B shares were held by PF 529 Plan (FBO Phu L. Banh and Mary T. Banh).
12.88% of Class C shares were held by PFPC (FBO John K. Jones).
5.33% of Class C shares were held by Richard R. Pavek.

PF Putnam Research Fund
99.75% of Class A shares were held by PAM.
40.72% of Class B shares were held by National City Omnova Solutions, PO Box 94984, Cleveland, OH 44101-4984 (FBO Jerry D. Robertson).
24.85% of Class B shares were held by PAM.
22.33% of Class B shares were held by PF 529 Plan (FBO Phu L. Banh and Mary T. Banh).
6.97% of Class B shares were held by PFPC (FBO Mike A. Messelt).
6.66% of Class B shares were held by Sheila H. Cart.
34.31% of Class C shares were held by PFPC (FBO Leona A. Weber)
27.52% of Class C shares were held by PAM.
10.57% of Class C shares were held by PF 529 Plan (FBO Thomas Dimauro).
9.35% of Class C shares were held by PF 529 Plan (FBO Ryan Edward Timar, Kathleen Patricia Timar, and Kelly Elizabeth Timar).
7.93% of Class C shares were held by PF 529 Plan (FBO Jon O. Satre and Paulette S. Etchart).

PF Salomon Brothers Large-Cap Value Fund
29.75% of Class A shares were held by PAM.
7.12% of Class A shares were held by LaSalle Bank, 135 S. LaSalle, Room 1825, Chicago, IL
(FBO Lawrence Scinto).
9.00% of Class A shares were held by DLJ.
8.32% of Class B shares were held by PF 529 Plan (FBO Robert T. Braun).
7.70% of Class B Shares were held by Ronald L. Westrom.
7.05% of Class B shares were held by PF 529 Plan (FBO Dr. Alan V. Stansfield).
5.47% of Class C shares were held by DLJ.
5.05% of Class C shares were held by Richard R. Paveck.

Under FINANCIAL STATEMENTS, the paragraph is replaced with the following:

The audited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2002, including the notes thereto and the reports of Ernst & Young LLP thereon, and the unaudited financial statements and financial highlights of Pacific Funds as set forth in Pacific Funds’ Semi-Annual Report to shareholders dated September 30, 2002, including the notes thereto, are incorporated herein by reference.

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